Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sitesearch Corporation (the “Company”) for the quarter ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Humberto Garcia Borbon, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:           /s/ Humberto Garcia Borbon
Humberto Garcia Borbon
Chief Financial Officer
March 9, 2010